Trade Payables and Other Liabilities	12 Months Ended
Mar. 31, 2026
Trade and other payables [abstract]
Trade Payables and Other Liabilities
12.
TRADE PAYABLES AND OTHER LIABILITIES

	Successor	Successor
	As of March 31, 2026	As of March 31, 2025
	US$’000	US$’000
Trade payables	18,086	5,670
Non-trade payables	896	612
Accruals	6,981	6,731
Goods and services tax payable, net	124	—
Warrant liabilities	88	—
Others	1,180	2,057
Total trade payables and other liabilities	27,355	15,070

Trade payables are normally settled on 30 to 90 days’ terms. These amounts are non-interest bearing.

Other payables relate to non-trade payables to third parties. They are non-interest bearing and have an average term of 30 to 90 days.

i)
Warrant liabilities

On May 14, 2025, the Company issued to Roth Capital Partners, LLC, as the representative of the underwriters of the initial public offering, warrants to purchase 92,593 Ordinary Shares, which is equal to 2.5% of the aggregate number of Ordinary Shares issued in the public offering. The exercise price of the representative's warrants is US$10.80 (at 120% of the price of the Ordinary Shares offered), may be exercised on a cashless basis at the option of the warrant holder, and is exercisable three years following the closing date.

Management considers that the cashless exercise feature results in the warrants failing the "fixed-for-fixed" criterion under IAS 32, as a cashless exercise may result in the delivery of a variable number of ordinary shares rather than a fixed number of shares for a fixed amount. Accordingly, the warrants are classified as financial liabilities measured at FVTPL.

Fair value

During the year ended March 31, 2026, the decrease in fair value of the warrant liabilities of $0.4 million (March 31, 2025: $nil) was recognized as a gain in profit or loss and is presented within Other income, net – third parties in the consolidated statement of profit or loss and other comprehensive income. All unrealized gains of $0.4 million relate to warrant liabilities held at March 31, 2026.

	Number of warrants	Fair value of warrant liability
		US$’000
As at April 1, 2025	—	—
Warrants issued	92,593	501
Change in fair value	—	(413)
As at March 31, 2026	92,593	88

Warrant liabilities are classified as Level 3 instruments under the IFRS 13 fair value hierarchy. The fair value is determined using the Black Scholes Option Pricing Model. The key inputs into the Black Scholes Option Pricing Model were as follows: time to maturity, current share price, strike price, risk-free rate, dividend yield and expected volatility.

Expected volatility of the Company's share price (80%) is a significant unobservable input which gives rise to the Level 3 classification - the higher the expected volatility, the higher the fair value. If the expected volatility were 5 per cent higher/(lower) while all other variables were held constant, the carrying amount of the warrant liabilities would be approximately $11,000 higher/(lower). These estimates reflect reasonably possible alternative assumptions.

The Group’s exposure to currency and liquidity risks related to trade payables and other liabilities are disclosed in Note 23.